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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 April 28, 2003
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                  1-10804                98-0191089
(State or other jurisdiction of      (Commission file        (I.R.S. Employer
 incorporation or organization)           number)           Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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                                                        -3-

Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.        Description
         -----------        --------------------------------------------

          99.1 Press Release ("XL Capital Ltd Reports First Quarter 2003 Results") dated April 28, 2003.



Item 9. Regulation FD Disclosure (Information Being Furnished Under Item 12. "Results of Operations and Financial Condition")


     In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the following information, which is intended to be furnished under
Item 12, "Results of Operations and Financial Condition," is being furnished under this Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


     On April 28, 2003, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein covering the results of the first quarter of 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 28, 2003


                               XL CAPITAL LTD


                               By:  /s/  Jerry de St. Paer
                                    --------------------------------
                                    Name:   Jerry de St. Paer
                                    Title:   Chief Financial Officer